EXHIBIT 99.1

Gaylord Entertainment 2003 Analyst Conference Gaylord Opryland Resort & Convention Center June 10-11, 2003 ^ Nashville, Tennessee defined by our differences

Privacy statement The information contained in this slide presentation is summary information that is intended to be considered in the context of Gaylord Entertainment's SEC filings and other public announcements it makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other Public disclosure. This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the timing of the opening of new hotel facilities, costs associated with developing new hotel facilities, business levels at the Company's hotels, the ability to successfully complete potential divestitures, and the ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events. Please note that our slide presentation includes non-GAAP financial measures, as defined by SEC Regulation G. A presentation of the most directly comparable GAAP financial measures and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures has either been provided in this presentation, in our last earnings release and / or will be available on our website at www.gaylordentertainment.com under the Investor Relations section.

Agenda Overview & strategy Colin Reed 45 minutes Gaylord Hotels Jay Sevigny 30 minutes Financial overview David Kloeppel 45 minutes Q&A

Colin Reed President & Chief Executive Officer Overview & strategy

Company transformation

Strategic transformation Strategic transformation Strategic transformation $330 million assets sold Media & Entertainment Hospitality April 2001 Today Non-Core

Financial transformation LTM 1Q03(1) LTM 1Q02(1) Revenues $420.0 $318.9 EBITDA (3) 65.7 31.8 % margin (3) 16% 10% Total debt $338.9 $398.6 Net debt (2) 275.1 368.6 Net debt / EBITDA 4.2x 11.6x (1) Last twelve months ended. (2) Defined as total debt less cash and equivalents of $63.8 million and $30.0 million, respectively, for 1Q03 and 1Q02. (3) EBITDA and EBITDA margin are used in this presentation because Gaylord believes they allow for a more complete analysis of operating performance by presenting an analysis of operations separate from the earnings impact of capital transactions and because they provide an additional measure of our ability to service debt, fund capital expenditures and grow our business. A reconciliation of these items to operating income is provided on page 92. ($ millions)

Gaylord Hotels Gaylord Hotels is the only lodging brand focused solely on the large group meetings segment Market estimated to be $86 billion Our core customers are meeting planners who service large groups (200+ peak room nights) We provide custom-tailored solutions for our customers' unique needs We will continue to win the long-term loyalty of our customers and further strengthen our sustainable competitive advantages

Gaylord Hotels - Defined by our Differences 1st Qtr 3rd Qtr 4th Qtr 33.3 33.3 33.3 Superior Product Entertaining Environment Superior Service

Gaylord Hotels - superior product 1st Qtr 3rd Qtr 4th Qtr 33.3 33.3 33.3 Superior Product Entertaining Environment Superior Service Significant scale Highest ratio of meeting space per room among our competitors Can accommodate multiple large groups simultaneously All in one place Guest rooms, meeting space, entertainment Makes meeting planner's job easier - reduces organizational / logistical planning Improves attendee experience - enhances interaction and reduces logistical hassle State-of-the-art facilities Proprietary advanced meeting planner communications system Stealth check-in system Kiosk / express check-out Flexible meeting rooms enable efficient set-up and take-down

Gaylord Hotels - superior service 1st Qtr 3rd Qtr 4th Qtr 33.3 33.3 33.3 Superior Product Entertaining Environment Superior Service Services to assist meeting planner Single point of contact to plan event "Marketing toolkit" to attract attendees Convention services rep. to ensure smooth event execution Gaylord University Training program teaches service culture to all employees "Consider it Done" philosophy Customer satisfaction-based bonus plan Available to all employees within our hotels Organization / capability to handle tremendous variability in guest flows (i.e., check-in/out and movement among venues)

Gaylord Hotels – *entertaining environment*


Superior Product
Superior Service
Entertaining Environment

- Unique entertainment options inside each property
  - Expansive, theme-based atriums
  - Award-winning restaurants; high-quality banquet food
  - Nighttime entertainment, spas, retail outlets, etc.

- Local attractions supplement destination appeal

  Nashville
  - Grand Ole Opry
  - Springhouse Golf Course
  - General Jackson Showboat
  - Ryman Auditorium
  - Wildhorse Saloon

  Orlando
  - Universal theme parks
  - Canyon Ranch SpaClub
  - Falcon's Fire Golf Course

  Grapevine
  - Lake Grapevine
  - Dallas Cowboy's Golf Course
  - Night club entertainment

- Leads to "bounce back" business
  - Convention attendees return with family or friends for a leisure stay

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Gaylord Hotels - brand development Superior Product Superior Service Entertaining Environment Customers: Meeting Planners & Attendees Sustainable Advantage Brand Development Superior Knowledge & Relationships Customer behavior drives our brand development.

Superior knowledge Competitive intelligence helps build sustainable advantage 25 years of customer relationships and historical database of spending patterns Currently conducting extensive national research study Screening approximately 12,000 meeting planners Developing comprehensive, proprietary database of meeting planner needs and purchasing patterns Frequency Theoretical worth Market awareness Will give Gaylord Hotels a distinct advantage over our competition Such a database does not exist is the industry today Brand awareness Rotation patterns Unfulfilled needs Preferences Product needs Motivation

Superior knowledge (continued) Intimate knowledge of our customers' needs and purchasing patterns will allow us to better segment customer needs Roadmap for continuous product / process improvement to strengthen our competitive position on many fronts Development - national footprint selection + asset scale segmentation Design / Construction - enhancements to physical structures Hotel operations - enhancements to customer service Sales / Marketing - more effective organization and programs

Gaylord Hotels - competition Less than 100 hotels in the U.S. Generally >1,000 rooms Have adequate meeting space, or are connected to / within walking distance of a municipal convention center Variety of brands, but not a major focus for any single brand Marriott Hilton Hyatt Starwood Intercontinental

Competitive operating models Gaylord Hotels Municipal Convention Center / Host hotel Meeting space / room (< 200 sq. ft.) Adequacy of meeting space ? ? ^ Ease of planning ? ^ ? Ease of logistics ? ^ ^ Control of service environment ? ^ ? Yield driven by group business ? ? ^

How have we performed? How have we performed?

The economic environment has been challenging. Smith Travel Research Reflects quarter-over-quarter percentage change (i.e., 1Q01 compared to 1Q00).

Despite the environment, our RevPAR index has improved dramatically... Gaylord Hotels RevPAR Index Palms Nashville 1Q02 0.95 0.75 1Q03 1.14 0.95 75% 114% 95% 95%

....as has our hospitality segment profitability. ($ millions)

Our 2002 bookings were quite strong. (thousands) Room nights booked (1) 1999 2000 2001 2002 Nashville 710 480 475 675 Palms 200 580 250 275 Texas 40 110 -25 250 (1) For all future periods.

Our rotation and retention trends are reflecting our fundamental health. 2002 multi-property bookings as a percentage of total Star account bookings. Star accounts rebooking within 4 months of their stay. 1Q02 2Q02 3Q02 4Q02 East 0.295 0.308 0.366 0.586 2001 2002 East 0.095 0.198 Retention bookings (2) 29.5% 30.8% 36.6% 58.6% 9.5% 19.8% Rotation bookings (1)

What is the next challenge? What is the next challenge?

Opportunities to recapture lost prospects 38.5% of prospects lost over the last 6 months selected another city. Note: Reasons in property's control include rate, F&B guidelines not met, rate guidelines not met, negative brand experience. Another city Cancelled program No Response In-house conflict Guestrooms Function space Not in Property's control In Property's control 38.5% 12.0% 11.7% 6.9% 6.0% 5.9% 8.9% 10.1% Reasons for Lost Prospects at all Gaylord Hotels

Expansion opportunities Satisfaction = Loyalty = Rotation = Growth San Diego, CA Phoenix, AZ Dallas, TX Washington, D.C Orlando, FL Nashville, TN Top convention markets* Existing site Under construction ? ? ? ? ? ? ? ? ? ? ? Los Angeles, CA Las Vegas, NV ? San Francisco, CA Chicago, IL Atlanta, GA New York, NY * Association and corporate top cities. Source: 2002 Meetings Market Report.

Gaylord Hotels summary Only brand focused solely on the meetings & convention segment Unique assets custom-tailored to meet customers unique needs Industry-leading customer service based on well-trained & incentivized workforce Superior customer knowledge to deliver continuous product & sales / marketing improvements Expanding network of properties to capitalize on rotation

Grand Ole Opry An American icon with a 75+ year heritage as the cornerstone of country music Nationally and internationally renowned brand with extraordinary awareness and imagery 70 million "Country Lifestyle" consumers in the United States Opportunity to strategically position the brand and capitalize on its elasticity Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord Non capital-intensive growth engine for Gaylord

Brand awareness West 85% Midwest 89% South 83% Northeast 78% The Grand Ole Opry is among the most widely recognized "Country Lifestyle" brands in the United States.

Brand imagery Consumers describe the Grand Ole Opry with overwhelmingly positive attributes. Base: Those who were at least somewhat familiar with the Grand Ole Opry; numbers reflect percentage of those who felt the attributes described the Opry "very well" or "well". Source: FutureBrand July, 2002 81 82 84 84 85 90 96 0% 20% 40% 60% 80% 100% Legendary All-American High quality Traditional Original Fun Authentic

Brand development & extension Brand development & extension Distribution is the first step: Brand extension extension extension

The building blocks have been established through alliances with distribution partners We are currently developing and / or exploring additional products to capitalize on brand affinity and awareness Opry brand extension Cable Television Terrestrial Radio (FM) Terrestrial Radio (AM) Terrestrial Radio (FM) Satellite Radio Satellite Radio Satellite Radio Satellite Radio Satellite Radio Satellite Radio Recorded music Touring live show Television specials Retail products Others

Brand extension Base: Those who were at least somewhat familiar with the Grand Ole Opry Restaurants 37 42 51 64 0% 20% 40% 60% 80% 100% Recorded music Collectibles Clothing Source: FutureBrand July, 2002 Consumers show strong views toward extending the Grand Ole Opry brand.

Grand Ole Opry summary Extraordinary brand awareness from 75+ year heritage as cornerstone of country music Very positive brand imagery High consumer receptivity for brand extension Low-cost distribution channel for artists and record labels to reach millions of fans; will insulate and reinforce brand quality

Jay Sevigny President, Gaylord Opryland Resort & Convention Center President, Gaylord Opryland Resort & Convention Center President, Gaylord Opryland Resort & Convention Center

Challenges in 2001 Experiencing declines in Star accounts Advance reservations Occupancy Challenge of opening a new hotel in post-9/11 environment Declining employee satisfaction and customer satisfaction What did we do...

Our new vision STAR employees delivering flawless service to customers seeking meeting, conventions and leisure experiences

Superior service Service begins with the right leadership Jay Sevigny, President, Gaylord Opryland Resort and Convention Center John Caparella, Senior Vice President, Gaylord Palms Resort & Convention Center John Imaizumi, Senior Vice President, Gaylord Opryland Texas Resort & Convention Center Functional leadership at Gaylord Opryland Nashville and the Attractions upgraded A branded approach to training our STARS to deliver flawless service All STARS have completed our proprietary Service Basics Program Developed Gaylord University to ensure our leadership and training efforts are in keeping with our vision and culture Guest-satisfaction incentive plan implemented to reinforce our principles and commitment of providing flawless service

Guest satisfaction We measure customer satisfaction through an outside firm Our outstanding service experience rose across our network from 76% in 2001 to 88% in 2002 The number of guests who rated Gaylord an excellent price/value experience rose from 64% in 2001 to 76% in 2002 As a result, a guest satisfaction-based incentive bonus was paid in 3Q02, 4Q02 and 1Q03 To date, the company has paid out a combined $563k in guest satisfaction bonuses at the two hotel properties

Superior product Our properties logistically meet the needs of our target customers - meeting planners and convention attendees Generous meeting space per hotel room is a distinct competitive advantage over our competitors Product enhancements have been made to provide flawless service and to exceed our clients' expectations Food & Beverage product quality Proprietary advanced meeting planner communication system Kiosk/Express Check-out Online Electronic Lock System Espresso! System Email Confirmations with Attractions Marketing Astro Vision Picture Stealth Check-ins Marketing Consultancy

Awards & recognition –Gaylord Opryland

- Honored with the prestigious "Gold Key Elite" award by Meetings & Conventions magazine
- Old Hickory Steakhouse awarded the prestigious DiRōNA Award
- National media coverage:
  - President George W. Bush was the keynote speaker at the NRB conference
  - The Food Network filmed a segment of *Food Fight* featuring Executive Chef Peter D'Andrea
  - Hosted CBS *Wheel of Fortune* taping for ten shows
  - Featured in *USA Network's* production of *Nashville Star*
  - *Reflections In Black*, a Gaylord Hotels sponsored exhibit at the Frist Center, generated positive exposure




NASHVILLE
STAR


NASHVILLE


FRIST CENTER FOR THE VISUAL ARTS

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Awards & recognition - Gaylord Palms AAA Four Diamond Award 2003 Pinnacle Award 2003 Incentive magazine Platinum Partner award Digital City: Best Breakfast, Best Spa Society of American Travel Writers visit in Nov. 2003 2003 Larson Award National TV: Price is Right, Elimidate Elimidate Elimidate Elimidate Elimidate Elimidate Elimidate Elimidate Elimidate Elimidate Elimidate Elimidate

Financial discipline and results Financial discipline and results Compared to prior year, 1Q showed marked improvement in Revenue and EBITDA 88% incremental flow through Favorable group business and responsible fiscal management led to: 11.5% point increase in EBITDA margin 3.0% point improvement in Rooms profit margin 10.7% point improvement in F&B profit margin

Gaylord Opryland Nashville The crown jewel of the Gaylord Hotels family, this showcase resort lavishes guests with genuine Southern delights and hospitality Themed atriums include: Magnolia Garden Conservatory Cascades Delta Delta Delta Delta Delta Delta Delta Delta Delta Delta Delta Delta

Gaylord Palms Just minutes from Disney World in Kissimmee-St. Cloud, this magical property invites guests on a spirited journey of the Sunshine State Themed atriums include: Key West Everglades St. Augustine

Compelling environments Compelling environments Meeting and Convention Space Space Space Space Environment Entertainment Shopping Leisure Activities Activities Activities Activities Activities Fine Dining

Entertainment / thematic atmosphere SS Gaylord - Gaylord Palms Resort & Convention Center

Client observations Client observations Client observations "We got countless compliments on the location / amenities" -National Association for Campus Activities February 24 - March 2, 2003

Client observations Client observations Client observations "In years past the lines at the restaurants were a problem-this year there were no lines. Your can tell customer service is a focus of the hotels" -Optical Image Technologies March 9-11, 2003

Client observations "Out of Nowhere, 30 People set an entire room in 15 minutes. Great Job" -Diabetic Shoes.com March 11-12, 2003

Presidential Ballroom Gaylord Opryland Resort & Convention Center Flexible meeting space Our meeting space to guest room ratio is the best in our industry "Hotel within a hotel" can be accomplished Our hotels can handle multiple groups of varying size with distinctive needs at the same time distinctive needs at the same time distinctive needs at the same time distinctive needs at the same time distinctive needs at the same time distinctive needs at the same time distinctive needs at the same time distinctive needs at the same time Magnolia Boardroom Gaylord Opryland Resort & Convention Center Gaylord Opryland Resort & Convention Center Gaylord Opryland Resort & Convention Center

Square footage comparisons Gaylord Hotels average 241 square feet of meeting, exhibition and pre- function space per guest room.

Room configuration options Room configuration options Gaylord Opryland Resort & Convention Center

Room configuration options Gaylord Palms Resort & Convention Center

Flexible meeting space Delta Ballroom - Gaylord Opryland Resort & Convention Center

Flexible meeting space Osceola Ballroom - Gaylord Palms Resort & Convention Center

Gaylord Opryland Texas - January 2002

Gaylord Opryland Texas - April 2003

Gaylord Opryland Texas

Gaylord Opryland Texas

Gaylord Opryland Texas

Gaylord Opryland Texas

Gaylord Opryland Texas

A refined marketing message 2001 Advertising Current Advertising Current Advertising

Internet development Launched re-designed Gaylord Hotels and Gaylord Opryland websites. Consistent brand look and feel across properties Meeting space guide 360-degree views

Gaylord brand image In-Room Table Tent Advertisement Direct Mail Extended consistent brand look and feel across attractions and direct mail marketing.

Gaylord Hotels brand advertising Gaylord Hotels brand advertising Gaylord Hotels brand advertising Gaylord Hotels brand advertising

David Kloeppel Executive Vice President & Chief Financial Officer

Large group focus Group Non-Group East 82 18 82% of our business comes from group business. 19% of groups generate 87% of group room nights. Note: Information based on 2002 occupancy. 82% Group 18% Non-Group Total Room Nights 1046 Star (600+) Target (201-599) Exec. Mtgs. (10-200) 121 129 1046 17% 70% 13% Groups Group Room Nights Room Nights Room Nights

Customer characteristics A large association segment contribution provides revenue visibility and stability. Average Booking Window 49% 11% 18% 22% Customer Segmentation Association Corporate Other Group Leisure 0 1 2 3 4 5 YEARS 4.2 2.5 2.1 Note: Information based on current bookings for all future periods. Note: Information based on current bookings for all future periods.

Life cycle of a booking Measuring the pipeline and its components provides indications for future occupancy. Turndown / Cancel Information Request Meet rate guidelines? Meeting space ratios? Availability? Yes Contract proposed? Prospect Yes Contract signed? Tentative Yes New Definite No No No 6-7 weeks

New prospects The overall number of new prospects has increased over the past twelve months and is now back to September 2001 levels. Trailing 6-month average 800 700 650 600 550 500 450 400 750 New Prospects Roomnights (000)

Inventory of prospects Inventory of prospects has been increasing over the last year. Prospect Inventory Roomnights

Conversion Conversion ratios have improved over the past 18 months. Trailing 6-month average Trailing 6-month average Conversion Ratio of Prospects to Definites

Conversion Small changes in conversion ratios produce meaningful increases in future revenue. New prospects / year (room nights) 7.2 million Conversion ratio change 1% Room nights 72,000 ADR $150.00 Food & beverage $150.00 Future revenue impact $21.6 million

New definites



New Definites
Roomnights (000)
180
160
140
120
100
80
60
40
20
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Trailing 6-month average

79

Total RevPAR drives operating margins Note: Example case is for discussion purposes only. Assumes only Palms and Opryland Nashville rooms are in service. Business mix and operating margins are indicative of Gaylord Hotels business model but are not indications of historical or future operating performance.

EBITDA sensitivity 10,000 room nights = $1.5 1 occupancy point = $2.3 $1 ADR = $1.1 1% increase in EBITDA margin = $3.6 Note: Assumes only Palms and Opryland Nashville in operation. $150 average ADR, $150 F&B and other revenue and 50% average margin. The following table highlights the impact to EBITDA from changes to certain operating metrics: ($ millions)

Attractions - how we make money The Attractions segment is comprised of a number of businesses Grand Ole Opry Ryman Auditorium Springhouse Golf Club Having one-of-a-kind attractions create a "unique destination" that is appealing to meeting planners and distinguishes us from our competitors Provides pricing flexibility allowing us to leverage them as a "sweetener" when competing for a large hotel contract; attractions discounts can be used to close a contract and protect our hotel rate integrity Opportunistically leverage attractions to create promotional opportunities creating hotel brand exposure and sell room night packages (i.e. Nashville Star) General Jackson Showboat Corporate Magic Wildhorse Saloon Grand Ole Opry Tours Acuff Theater WSM-AM

Attractions - how we make money (continued) Package room nights and attractions to stimulate transient and group leisure segments Generally correlated with the top-line growth of our Gaylord Opryland Nashville property Target segment EBITDA margin of mid-to-low teens Grand Ole Opry will drive segment growth over time

Balance Sheet

Balance sheet (1) Pro-forma for radio sale (anticipated to close in 3Q02) and closing of bank financing. (2) Defined as total debt less cash and equivalents of $63.8 million and $254.7 million, respectively, for 1Q03 and proforma. (3) Last twelve months ended EBITDA. Debt outstanding ($ millions) 1Q03 Pro-forma CMBS (TN) $211.2 $211.2 Mezz (TN) 66.0 66.0 Senior Bank (FL) 60.0 0.0 Senior Bank (FL/TX) 0.0 150.0 Mezz (FL/TX) 0.0 50.0 Capitalized leases 1.7 1.7 Total debt 338.9 478.9 Net debt 275.1 224.2 Net debt / EBITDA 4.2x 3.4x (1) (3) (2)

Financing strategies for future development As the Gaylord Hotels brand continues to mature, we will evaluate ways to unlock capital from our real estate holdings to accelerate growth. Recycle capital invested in real estate Increase returns on invested capital Move to joint-venture / management fee model We will also continue to utilize cash from non-core asset sales to fund future growth

Non-core assets

Bass Pro Shops profile Outdoor products category-killer 16 stores in 10 states; primarily in eastern United States Adding 5 new stores by year-end 2003 and at least 5 new stores by 2004 Ownership structure: GET 19.0% JW Childs 28.5% Johnny Morris and affiliates 52.5%

Guidance We remain comfortable with our previously issued guidance Q2 2003 RevPAR = 7% - 9% growth revenue = $100 - $103 million EBITDA = $14 - $16 million CAPEX = $60 - $65 million 2003 RevPAR = 4% - 7% growth CAPEX = $230 - $235 million Future RevPAR based on current booking trends and assuming no significant economic recovery: 2004 = basically flat to 2003 2005-2007 = high single-digit growth each year

Vision for the future AM, cable, satellite distribution complete FM distribution limited Limited product set 3 - 5 Years Tomorrow Today Non-Core 3 property platform Nascent brand Invested own capital to prove business model Significant real estate ownership Extensive customer relationships Non-Core Assets Monetized FM, AM, cable and satellite distribution complete Broad product set and licensing relationships Extended property platform Developed meetings-based brand; recognized as experts in meetings business Relationships with capital partners for growth Unlock capital from real estate holdings Leverage customer relationships to build value through product improvements / extensions

Large market opportunity ($86 billion) Superior product offering Well-seasoned management team Strong revenue visibility / stability Significant growth opportunities Large market opportunity (70 million "Country Lifestyle" consumers) Leading industry brand Many unutilized assets Low capital-intensive means of growth Significant "hidden" value in non-core assets and construction in progress Investment considerations Investment considerations Investment considerations Other

EBITDA reconciliation to operating income ($ millions) (1) EBITDA and EBITDA margin should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (such as operating income, net income or cash from operations), nor should they be considered as an indicator of our overall financial performance. EBITDA does not fully consider the impact of investing or financing transactions, as it specifically excludes depreciation and interest charges, which should also be considered in the overall evaluation of our results of operations. Our method of calculating EBITDA may be different from the method used by other companies and therefore comparability may be limited.

Q&A Q&A Q&A